EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Adobe Systems Incorporated (the “Registrant”) on Form 10-K for the fiscal year ended November 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce R. Chizen, President and Chief Executive Officer of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) the Report, to which this certification is attached as an exhibit, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 26, 2003	/s/ BRUCE R. CHIZEN
Bruce R. Chizen
President and Chief Executive Officer